UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2025 (April 16, 2025)

SB FINANCIAL GROUP, INC

(Exact name of registrant as specified in its charter)

Ohio	001-36785	34-1395608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, OH	43512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 783-8950

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value 6,530,646 Outstanding at April 22, 2025	SBFG	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05 - Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On April 16, 2025, the Board of Directors (the “Board”) of SB Financial Group, Inc. (“SBFG”) approved and adopted an amended and restated Code of Ethics & Business Conduct (the “Amended Code”). The Amended Code sets forth SB Financial Group Inc’ business and personal ethical and compliance conduct expectations for all officers, directors, employees, and agents of SB Financial Group Inc. and its subsidiaries. The Amended Code was recommended for adoption by the Corporate Governance Committee of the Board as part of its ordinary course recurring review of the Company’s governance policies.

The Amended Code is effective May 1, 2025. Its adoption by the Board did not result in any waiver with respect to any officer, director, employee or agent of the Company from any provision of the Code as in effect prior to the Board’s action to adopt the Amended Code.

The Amended Code was adopted to, among other things, generally incorporate current governance, ethics, and compliance best practices and to make it more comprehensive by including references or descriptions of all relevant Company policies and certain additional policies applicable to the Company’s business that were not previously referenced or described.

The above description of the Code does not purport to be complete and is qualified in its entirety by reference to full text of the Code, a copy of which is available on the “Investors” section of the Company’s website at www.yourstatebank.com. Information contained on or accessible through the Company’s is not part of, and is not incorporated by reference into, this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB FINANCIAL GROUP, INC.

Dated: April 22, 2025	By:	/s/ Anthony V. Cosentino
Anthony V. Cosentino Chief Financial Officer